UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2018

America Great Health
(Exact name of registrant as specified in charter)

WYOMING
(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA 91803	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 576-1299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On April 05, 2018, the Company entered into a Rescission Agreement (the “Rescission Agreement”) pertaining to the Stock Purchase Agreement (the “Stock Purchase Agreement”) dated January 04, 2018   between the Company and Health & Beauty Group, Inc. (“Health & Beauty”). The effect of the Rescission Agreement is to rescind the transactions set forth in the Stock Purchase Agreement. The Rescission Agreement is attached hereto as Exhibit 10.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.2:   Rescission Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH
Date: April 5, 2018
By:     /s/ Mike Wang
Name:    Mike Wang
Title:      President